UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 1, 2017

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DIFFUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Carlton Avenue, Suite 400 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 – Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2017, Diffusion Pharmaceuticals Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware, effective immediately, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The Charter Amendment amended the Company’s Certificate of Incorporation to permit the Company to pay dividends on the Company’s Series A Convertible Preferred Stock in either cash or shares of the Company’s Common Stock, at the determination of the Board of Directors of the Company. The Charter Amendment was approved by the Company’s stockholders at a special meeting held on November 1, 2017, as more fully described in Item 5.07 – Submission of Matters to a Vote of Security Holders of this Current Report.

Item 5.07 – Submission of Matters to a Vote of Security Holders

A Special Meeting of Stockholders (the “Special Meeting”) of the Company was held on November 1, 2017. A quorum was present at the Special Meeting. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on September 18, 2017, were: (1) to approve the proposed amendment to the Company’s Certificate of Incorporation, as amended, to permit the Company to pay dividends on the Company’s Series A Convertible Preferred Stock in either cash or shares of the Company’s Common Stock, at the determination of the Board of Directors of the Company (the “Charter Proposal”); and (2) to authorize the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the Special Meeting in favor of the Charter Proposal (the “Adjournment Proposal”). At the Special Meeting, the Company’s stockholders approved the two proposals, and the final results were as follows:

(1)	Approval of the Charter Proposal by the stockholders of the Company, voting as a single class:

For	Against	Abstain	Broker Non-Votes
12,397,534	125,916	122,762	7,812,818

Approval of the Charter Proposal by the holders of the Company’s Series A Convertible Preferred Stock, voting as a separate class:

For	Against	Abstain	Broker Non-Votes
6,144,490	15,000	0	2,225,435

(2)	Approval of the Adjournment Proposal by the stockholders of the Company, voting as a single class:

For	Against	Abstain	Broker Non-Votes
12,528,162	112,971	5,079	7,812,818

Item 9.01 – Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of Diffusion Pharmaceuticals Inc., as filed with the Secretary of State of the State of Delaware on November 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2017	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ David G. Kalergis
	Name:	David G. Kalergis
	Title:	Chief Executive Officer